SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2020

Predictive Oncology Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36790	83-4360734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

(Address of principal executive offices)

(651) 389-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

At their annual meeting on September 3, 2020, the stockholders of Predictive Oncology Inc. (the “Company”) took the following actions:

(i)	The stockholders elected three Class II members, J. Melville Engle, Gregory S. St.Clair, Sr., and Dr. Nancy Chung-Welch, to the Company’s Board of Directors by a plurality of the votes. There were 5,562,564 votes cast for Mr. Engle and 459,700 withheld, 5,781,452 votes cast for Mr. St.Clair and 240,812 withheld, and 5,775,377 votes cast for Dr. Chung-Welch and 246,887 withheld.

(ii)	The stockholders did not approve the reincorporation of the Company in Nevada (the “Reincorporation”). There were 4,939,713 votes for the proposal; 1,028,619 votes against; 53,932 votes abstained; and there were 3,176,926 broker non-votes. The Reincorporation received a substantial majority of the votes cast, but did not receive the affirmative votes of a majority of the outstanding shares of common stock, as required.

(iii)	The stockholders approved the repricing of outstanding stock options issued under the Company’s Amended and Restated 2012 Stock Incentive Plan and held by current officers or employees of the Company which have an exercise price higher than $1.54 per share (the “Option Repricing”). There were 4,256,575 votes for the proposal; 1,705,474 votes against; 60,215 votes abstained; and there were 3,176,926 broker non-votes.

(iv)	The stockholders approved an Amended and Restated 2012 Stock Incentive Plan, including an increase in the reserve of shares of common stock authorized for issuance thereunder by 750,000 to 1,750,000 (the “Amended and Restated Plan”). There were 5,191,477 votes for the proposal; 793,577 votes against; 37,210 votes abstained; and there were 3,176,926 broker non-votes.

(v)	The stockholders ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. There were 8,703,821 votes for the proposal; 378,338 votes against; 117,031 votes abstained.

(vi)	The stockholders approved a proposal to adjourn the annual meeting, if necessary, to solicit additional proxies for approval of the Reincorporation, the Option Repricing and/or the Amended and Restated Plan, as applicable. There were 7,769,326 votes for the proposal; 1,316,682 votes against; 113,182 votes abstained. However, the Company elected not to use this authority to adjourn the annual meeting for that purpose.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2020

PREDICTIVE ONCOLOGY INC.

By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer